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                          MEMORANDUM OF UNDERSTANDING
              IN THE JDN REALTY CORPORATION DERIVATIVE LITIGATION

     This memorandum of understanding ("MOU"), dated as of July __, 2001, contains the essential terms of a settlement ("the Settlement") agreed to in principle between defendants Craig MacNab, Philip G. Satre, William G. Byrnes, Haywood Cochrane, Jr., and William B. Greene, (collectively the "JDN Defendants") and William J. Kerley, Elizabeth L. Nichols and Ernst & Young, LLP (collectively with the JDN Defendants the "Settling Defendants") and plaintiffs derivatively on behalf of JDN Realty Corporation ("JDN" or the "Company") in Rubin v. J.D. Nichols, Civil Action No. 00-CV-1853, pending before the United States District Court for the Northern District of Georgia (the "Federal Action"), and Pastor v. J.D. Nichols, et al., Civil Action No. 00VS012347E, pending in the Superior Court of Fulton County and Melnyczenko v. J.D. Nichols, et al., Civil Action No. 2000CV28135, pending in the Superior Court of Fulton County (the "State Actions") (collectively, the "Actions"). Plaintiffs in the Actions are collectively referred to as "Plaintiffs."

     JDN and the JDN Defendants agree that the implementation and/or formalization of the following corporate governance provisions will enhance the governance of the Company and/or independence of the JDN Board and thereby enhance long term value for JDN shareholders.

Board Independence

     1. At least a majority of the Board of Directors of JDN shall be "Independent Directors," as defined below.

     2. To be deemed "independent" in any calendar year, a director would have to satisfy the following qualifications:

     (a) has not been employed by the Company or its subsidiaries or affiliates in an executive capacity within the last five calendar years;
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     (b) has not received, during the current calendar year or any of the three immediately preceding calendar years, remuneration, directly or indirectly, other than de minimis remuneration, as a result of service as, or being affiliated with an entity that serves as (i) an advisor, consultant, or legal counsel to the Company or to a member of the Company's senior management; or
(ii) a significant customer or supplier of the Company;

     (c) has no personal services contract(s) with the Company, or any member of the Company's senior management;

     (d) is not affiliated with a not-for-profit entity that receives significant contributions from JDN;

     (e) during the current calendar year or any of the three immediately preceding calendar years, has not had any business relationship with the Company for which the Company has been required to make disclosure under Regulation S-K of the SEC, other than for service as a director or for which relationship no more than de minimus remuneration was received in any one such year;

     (f) is not employed by a public company at which an executive officer of JDN serves as a director;

     (g) has not had any of the relationships described in subsections (a)-(f) above, with any affiliate of the Company;

     (h) is not a member of the immediate family of any person described in subsections (a)-(g) above; and

     (i) a director is deemed to have received remuneration, directly or indirectly, if remuneration, other than de minimis remuneration, was paid by JDN, its subsidiaries, or affiliates, to any entity in which the director has a beneficial ownership interest of five percent or
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more, or to an entity by which the director is employed or self-employed other than as a director. Remuneration is deemed de minimis remuneration if such remuneration is $60,000 or less in any calendar year, or if such remuneration is paid to an entity, it (i) did not for the calendar year exceed the lesser of $3 million, or one percent of the gross revenues of the entity; and (ii) did not directly result in an increase in the compensation received by the director from that entity.

Annual Meeting of Outside Directors

     3. The JDN Board shall hold an executive session at least once each year at which employee directors are not present.

Independence of Committees

     4. The Audit Committee, Compensation Committee, Executive Committee and Nominating Committee of the Board of Directors shall each be composed entirely of independent directors.

     5. At least one member of the Nominating Committee shall meet with each prospective new Board nominee without inside directors or management present and then shall decide whether or not such individual shall be nominated for membership to the Board.

     6. The Compensation Committee shall set annual and long-term performance goals for the Chief Executive Officer based upon the business plan prepared by management and approved by the Board and evaluate their performance against such goals and the performance of the Company's peer companies.

     7. The Compensation Committee shall meet at least once each calendar year in executive session, without the Chief Executive Officer.

     8. The Board's Executive, Audit and Compensation Committees shall have standing authorization, on their own decision, to retain legal and/or other advisors of their choice as they deem advisable to discharge their fiduciary duties, which advisors shall report directly to the Committee.
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     9.   Any committee other than those detailed herein which now exists or which may later be formed shall be composed by a majority of Independent Directors.

Compensation Practices

     10. The Board of Directors shall adopt a resolution setting forth the following compensation principles:

     (a) Compensation arrangements shall emphasize pay for performance and encourage retention of those employees who enhance the Company's performance;

     (b) Compensation arrangements shall promote ownership of the Company stock to align the interests of management and stockholders;

     (c) Compensation arrangements shall maintain an appropriate balance between base salary and long-term and annual incentive compensation;

     (d) In approving compensation, the recent compensation history of the executive, including special or unusual compensation payments, shall be taken into consideration;

     (e) Cash incentive compensation plans for senior executives shall link pay to achievement of financial goals set in advance by the Compensation Committee;

     (f) Compensation for directors shall promote ownership of the Company stock to align the interests of directors and stockholders; and

     (g) The Compensation Committee shall review annually the compensation of directors.

Performance Criteria

     11. The Board shall establish performance criteria for itself and evaluate itself on an annual basis. Board evaluation shall include an assessment of whether the Board has the necessary diversity of skills, backgrounds, experiences, etc. to meet the Company's ongoing needs, which evaluation shall include high standards for in-person attendance at Board and committee meetings and consideration of absences;

     12. The JDN Board shall designate the Chairman of the Executive Committee to act in a lead capacity to coordinate the other independent directors, as described below. The Chair
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of the Executive Committee is responsible for coordinating the activities of the independent directors. In addition to the duties of all Board members (which shall not be limited or diminished by this role), the specific responsibilities of the Chairman of the Executive Committee are as follows:

     (a) provide the Chairman of the Board with input as to the preparation of agendas for the Board and Committee meetings;

     (b) consult with the Chairman of the Board concerning the retention of consultants who report directly to the Board;

     (c) coordinate, develop the agenda for, and moderate executive sessions of, the Board's independent directors; and

     (d) recommend to the Board the membership of the various Board Committees.

Quarterly Report of Operations

     13. At each regularly scheduled JDN Board of Directors meeting following each quarter end, the Company's Chief Financial Officer or his designee shall provide a report as to the Company's financial condition and prospects, including but not limited to, a discussion of all reasons for material increases in expenses and liabilities, if any, and material decreases in revenues and earnings, if any, management plans for ameliorating or reversing such negative trends and the success or failure of any such plans presented in the past.

Internal Audit Function

     14. Within 60 days of an order approving this settlement, the Company shall engage an Internal Auditor or an Independent Accounting Firm other than Ernst & Young (the "Special Auditor") to evaluate the adequacy of JDN's audit function and the Company's internal control environment and its accounting practices. The Special Auditor shall be responsible for conducting an evaluation and devising an Internal Audit Plan for each fiscal year for at least each of 2002 and 2003, which report and plan shall be presented to the Audit Committee. The Internal Audit Plan shall include assessment of the internal controls environment in order to ensure that appropriate financial reporting procedures are in place and being followed by
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Company employees, a written report shall be prepared for each internal audit performed by the Special Auditor describing the internal audit's findings, opinions and recommendations, if any. These written reports shall be prepared on or about June 30th of each year in which an Internal Audit Plan is prepared and shall be directed to the Chief Executive Officer, Chief Financial Officer and the Audit Committee of the Board of Directors for their review, and, if necessary, remedial action.

Related Party Transactions and Expense Reporting

     15. The Chief Financial Officer shall be responsible for ensuring that the Company's related party transactions and expense reporting policy, which conforms to the requirements of Generally Accepted Accounting Principles ("GAAP") as currently in effect or as amended, is implemented and utilized throughout the Company. The Chief Financial Officer shall report to the Board of Directors on a semi-annual basis regarding the implementation and operation of this policy. The Chief Financial Officer shall ensure that the Company related party transactions and expense reporting policy is distributed to each Company employee who records or reviews such transactions and/or expenses. Any questions regarding that policy, or its application, shall be directed to the Company's Chief Financial Officer. The policy shall be adopted by the Company's Board of Directors and provided to Plaintiffs' Derivative Counsel prior to the entry of the Judgment.

Implementation, Compensation and Other Matters

     16. JDN and the JDN Defendants acknowledge that the Actions were a substantial and material factor in the decision to implement or formalize significant structural modifications and corporate governance enhancements, including changes to the composition and practices of the JDN Board and the Committees thereof which have been and are being implemented. JDN and the JDN Defendants also acknowledge that the Actions were a substantial and material factor in the decisions to: (i) utilize JDN securities, rather than JDN's cash reserves to fund approximately $20 million of the consideration used to settle In Re JDN Class Action Litigation, USDC Master File No. 1:00-CV-0396-RWS the
---------------------------------
Federal Class Action; and (ii) commence
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actions against J. Donald Nichols, Jeb L. Hughes, ALA Associates, Inc., C.
Sheldon Whittelsey, IV and McCullough Sherrill on behalf of JDN.

     17. "Non-Settling Persons" means J.D. Nichols, Jeb L. Hughes, ALA Associates, Inc., C. Sheldon Whittelsey, IV, and McCullough Sherrill, LLP (including its predecessors, successors and all partners and members thereof, including but not limited to William Brunstad, Bradley Taylor and James King).

     18. Plaintiffs agree to dismiss with prejudice all Released Claims. Released Claims for purposes of the Actions shall mean any claims or causes of action that are based upon or related to the facts, transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act which were alleged or could have been alleged in the Actions (based upon the facts that were alleged) through the date of the Settlements by JDN (including JDN Development Company, Inc.) or JDN stockholders on behalf of JDN, or any of them, against the Settling Defendants or released persons (other than the Non-Settling Persons) in the Actions. The final judgments entered in the Actions will bar all Released Claims. Notwithstanding any of the foregoing, no claims against the Non-Settling Persons shall be released or barred and JDN may initiate and/or continue to prosecute the Actions against the Non-Settling Persons.

     19. The parties agree that they will cooperate to expeditiously prepare and execute a definitive Stipulation of Settlement and jointly seek preliminary and final court approval of the Settlement by no later than August 15, 2001, and October 1, 2001, respectively, or as soon thereafter as the Court's calendar permits. All costs or expenses incurred in giving notice to JDN shareholders of this Settlement and the final approval hearing to be held in connection with the Settlement shall be borne by JDN.

     20. The JDN Defendants agree, on behalf of the Settling Defendants, to cause JDN to transfer to plaintiffs' counsel in the Actions 248,000 shares of JDN common stock as payment for fees and reimbursement of expenses, pursuant to and as part of the settlement. The stock transfer will be made immediately upon approval of the settlement by the Court notwithstanding any objection or appeal, subject to Plaintiffs' counsel's obligation to either return the shares or repay any amount equal to the market value of the stock received on the date the Judgment is entered in the event of a successful objection or appeal.

     21. The total number of shares of JDN common stock will be adjusted to reflect any changes due to stock splits, stock dividends, reverse stock splits, or any conversions of Company stock resulting from a merger or acquisition that occur from July 24, 2001, until the time of receipt of the shares.

     22. All costs, including those of the Company's transfer agent, incurred in connection with the share transfer shall be borne by JDN.

     23. In order that the stock transferred shall be fully and freely traded by the recipients without any restrictions, ten (10) days before the hearing date for final approval of the settlement, Company shall provide Plaintiffs' Counsel with the written opinion of outside counsel or an order in the Federal Action substantially to the effect: (a) that the shares transferred will be issued in compliance with the registration requirements of (S)5 of the Securities Act of 1933 or will be issued in reliance upon an exemption therefrom; (b) that the shares transferred will be fully tradeable without any restriction after distribution; and (c) that such shares are otherwise fully paid, non-assessable and free from all liens and encumbrances.

     24. The share transfer to Plaintiffs' counsel shall take place immediately upon court approval of the Settlement, notwithstanding the existence of any timely filed objections thereto, or potential for appeal therefrom, or collateral attack on the Settlement, subject to the obligation of Plaintiffs' counsel to make appropriate refunds or repayments in cash or stock as provided in (P)20 hereof, to JDN, if and when, as a result of any appeal and/or further proceedings on remand, or successful collateral attack, the fee and/or expense amount is reduced or reversed. Thus, if the Settlement does not become final as defined by the Stipulation of Settlement, or if the Stipulation of Settlement is canceled or terminated, any and all contributions paid to Plaintiffs' counsel shall be returned to JDN as detailed in (P)20 herein.

     25. While Defendants deny that the claims advanced in the Actions against them were meritorious, Defendants agree that they will not contest the Plaintiffs' assertion that the litigation was filed in good faith and in accordance with the applicable Georgia and Federal Rules of Court, including Rule 11 of the Federal Rules of Civil Procedure, and is being settled voluntarily after consultation with competent legal counsel. Accordingly, the final judgments in the Actions will contain a statement that during the course of the litigation, the parties and their respective counsel at all times complied with their respective requirements of the applicable Georgia and Federal Rules of Court, including Rule 11 of the Federal Rules of Civil Procedure.

     26. JDN further agrees to pay an award of $4,500, $3,200 and $2,700, respectively, to derivative plaintiffs Linda Rubin, Larry Pastor and Marion Melnyczenko for their time, effort and expenses, which award is fair and reasonable.

     27. The Settlement is conditioned upon final approval of the Settlement by the Court.

     28. To the extent JDN and the JDN Defendants have not already implemented the preceding corporate governance changes in response to the Actions, within 90 days after the entry of Judgment, JDN's Board of Directors shall adopt and/or cause JDN to implement via resolutions or amendments to the Company's By-Laws or Articles of Incorporation or otherwise, the preceding changes which shall remain in effect for at least a period of seven years following adoption unless the Company undergoes a change of control as defined below.

     "Change of Control" means each occurrence of any of the following:
      -----------------

     (i) the acquisition, directly or indirectly, by any individual, entity or "group" (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") of beneficial ownership (as defined in Rule 13d-3
              ------------
under the Exchange Act, except that such individual or entity shall be deemed to have beneficial ownership of all shares that any such individual or entity has the right to acquire, whether such right is exercisable immediately or only after passage of time) of Company securities having more than one-half of the aggregate outstanding voting power of the Company;

     (ii) (A) the Company consolidates with or merges into another entity or conveys, transfers or leases all or substantially all of its assets (including, but not limited to, real property investments) to any individual or entity, or
(B) any entity consolidates with or merges into the Company, which in the case of a consolidation or merger in either (A) or (B) is pursuant to a transaction in which the outstanding Common Stock of the Company is reclassified or changed into or exchanged for cash, securities or other property;

     (iii) individuals who constitute a majority of the Board of Directors of the Company as of the date hereof (together with the any new directors whose appointment by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who were either directors as of the date hereof or whose appointment or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or

     (iv) the acquisition of direct or indirect "control" of the Company by any person, entity or "group" (as such term is used in Section 13(d)(3) of the Exchange Act), other than persons who are stockholders of the Company as of the date hereof (for purposes of the foregoing definition, "control" shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of the Company, whether through the ability to exercise voting power, by contract or otherwise).

     29. The provisions contained in this MOU shall not be deemed or offered or received in evidence as a presumption, a concession, or an admission of any fault, liability, or wrongdoing, and, except as required to enforce this MOU or the Settlement, they shall not be offered or received in evidence or otherwise used by any party to the Actions, whether civil, criminal, or administrative. The Stipulation of Settlement shall contain identical disclaimers of liability.

   AGREED TO ON JULY __, 2001.

MILBERG WEISS BERSHAD
 HYNES & LERACH LLP
WILLIAM S. LERACH
TRAVIS E. DOWNS, III
DARREN J. ROBBINS
MARY K. BLASY



By:
   ---------------------------------
      DARREN J. ROBBINS
      TRAVIS E. DOWNS, III

600 West Broadway, Suite 1800
San Diego, CA  92101
Telephone:  619/231-1058

JOSHUA A. MILLICAN
Georgia Bar No. 508998
44 Broad Street, N.W., Suite 600
Atlanta, GA  30303
Telephone:  404/522-5685

STANLEY, MANDEL & IOLA, L.L.P.
MARC R. STANLEY
ROGER L. MANDEL



By:
   ---------------------------------
     MARC R. STANLEY
     ROGER L. MANDEL

3100 Monticello Avenue, Suite 750
Dallas, TX  75205
Telephone:  214/443-4300

ALSTON & BIRD LLP
JOHN L. LATHAM
Georgia Bar No. 438675
JULIE M. O'DANIEL
Georgia Bar No. 549316



By:
   ---------------------------------
     JOHN L. LATHAM
     JULIE M. O'DANIEL

One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309-3424
Telephone: 404/881-7000

Attorney for Defendants JDN Realty Corp.,
Craig MacNab; Haywood D. Cochrane, Jr.;
Philip G. Satre; William G. Byrnes; and
William B. Greene

LAMAR, ARCHER & COFRIN, LLP
ROBERT C. LAMAR
Georgia Bar No. 431175



By:
   ---------------------------------
      ROBERT C. LAMAR

50 Hurt Plaza, S.E., Suite 900
Atlanta, GA 30350
Telephone: 404/577-1777

Attorney for Defendant William J. Kerley

WALKER, BRYANT & TIPPS
ROBERT J. WALKER
JOHN C. HAYWORTH



By:
   ---------------------------------
      JOHN C. HAYWORTH

2100 One Nashville Place
150 Fourth Avenue, North
Nashville, TN 37219
Telephone: 615/313-6000

Attorney for Defendant Elizabeth L. Nichols